UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

ANTERO MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36719	46-4109058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 11, 2017, Antero Midstream Partners LP (“Antero Midstream”) executed a Second Amendment to Credit Agreement (the “Second Amendment”) with certain lenders and Wells Fargo Bank, National Association, as administrative agent. The Second Amendment amends that certain First Amendment and Joinder Agreement, dated as of September 23, 2015, by and among Antero Midstream, the administrative agent, and certain lenders named therein, which amended that certain Credit Agreement, dated as of November 10, 2014, by and among Antero Midstream, the administrative agent, and certain lenders named therein (as amended, the “Credit Agreement”). The Second Amendment amends Antero Midstream’s revolving credit facility to, among other things, amend the change of control provisions of Antero Midstream’s revolving credit facility to reflect the transactions contemplated prior to and upon the consummation of the Qualified IPO (as such term is described in the Second Amendment), including the transfer to Antero Midstream Partners GP LLC of all of the general partner interests in Antero Midstream.

The Second Amendment also includes a consent by the parties thereto that certain lenders under Antero Midstream’s revolving credit facility may be subject to the write-down and conversion powers of certain authorities of the European Union, Iceland, Lichtenstein and Norway.

The description of the Second Amendment in this Form 8-K is a summary and is qualified in its entirety by the terms of the Second Amendment. A copy of the Second Amendment is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On April 10, 2017, the board of directors of Antero Resources Midstream Management LLC (“ARMM”), the general partner of Antero Midstream, declared a cash distribution of $0.30 per unit ($1.20 per unit annualized) for the first quarter of 2017. The distribution will be payable on May 10, 2017 to unitholders of record as of May 3, 2017.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 5.01 Changes in Control of Registrant.

On March 28, 2017, Antero Midstream disclosed the filing of a registration statement on Form S-1 with the Securities and Exchange Commission by ARMM, which indirectly controls the incentive distribution rights and owns the general partner interest in Antero Midstream, in connection with the proposed initial public offering of common shares representing limited partner interests in ARMM (the “Offering”).

On April 6, 2017, in connection with the proposed Offering, ARMM formed Antero Midstream Partners GP LLC, a Delaware limited liability company (the “Successor General Partner”), as a wholly owned subsidiary and, on April 11, 2017, assigned the general partner interest in Antero Midstream to the Successor General Partner (the “Assignment”). Concurrent with the Assignment, the Successor General Partner was admitted to Antero Midstream as the sole general partner of Antero Midstream and ARMM ceased to be the general partner of Antero Midstream.

The information contained in Items 5.02 and 5.03 in this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2017, in connection with the Assignment, the existing members of the board of directors of ARMM were appointed as members of the board of directors of the Successor General Partner (the “Board”).  As a result, Paul M. Rady was appointed Chairman of the Board and Glen C. Warren, Jr., Richard W. Connor, Peter R. Kagan, W. Howard Keenan, Jr., Brooks J. Klimley and David A. Peters were each appointed as members of the Board.

On April 11, 2017, effective upon the Assignment and their appointment to the Board, Richard W. Connor, Brooks J. Klimley and David A. Peters each resigned as a member of the board of directors of ARMM.  None of these resignations was the result of any disagreements with ARMM regarding any matter related to its or Antero Midstream’s operations, practices or otherwise. Each of Messrs. Connor, Klimley and Peters now serves as an independent director and a member of the audit committee of the Successor General Partner.

On April 11, 2017, in connection with the Assignment, the existing officers of ARMM were appointed to similar positions at the Successor General Partner.  As a result, Paul M. Rady was appointed Chairman and Chief Executive Officer; Glen C. Warren, Jr. was appointed President and Secretary; Michael N. Kennedy was appointed Chief Financial Officer and Senior Vice President—Finance; Kevin J. Kilstrom was appointed Senior Vice President—Production; Alvyn A. Schopp was appointed Chief Administrative Officer, Senior Regional Vice President and Treasurer; Ward D. McNeilly was appointed Senior Vice President—Reserves, Planning and Midstream; and K. Phil Yoo was appointed Vice President—Accounting, Chief Accounting Officer and Corporate Controller.

Except for certain affiliations with Antero Resources Corporation and its affiliates and as otherwise disclosed by Antero Midstream, there are no arrangements or understandings between any of the directors and executive officers named in this Item 5.02 and the Successor General Partner or Antero Midstream or any other persons pursuant to which they were elected to the Board or appointed to the offices set forth above, as applicable. There are no family relationships and no transactions that would require disclosure under Item 404(a) of Regulation S-K.

The information contained in Items 5.01 and 5.03 in this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 11, 2017, the Certificate of Limited Partnership of Antero Midstream (the “Certificate of Limited Partnership”) was amended and restated to reflect the admission of the Successor General Partner as the new general partner of Antero Midstream.

The description of the Certificate of Limited Partnership contained in this Item 5.03 is not complete and is qualified in its entirety by reference to the full text of the Certificate of Limited Partnership, which is filed as Exhibit 3.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Antero Midstream Partners LP

	By:	Antero Midstream Partners GP LLC,
its general partner

Date: April 11, 2017	By:	/s/ Glen C. Warren, Jr.
	Name:	Glen C. Warren, Jr.
	Title:	President

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Limited Partnership of Antero Midstream Partners LP.
10.1	Second Amendment to Credit Agreement, by and among Antero Midstream Partners LP, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.